July  14,  2000

RACING  CHAMPIONS,  INC.
RACING  CHAMPIONS  SOUTH,  INC.
RACING  CHAMPIONS  WORLDWIDE  LIMITED
c/o  Racing  Champions  Corporation
800  Roosevelt  Road,  Building  C-320
Glen  Ellyn,  Illinois  60137

          Re: Credit Facility under Credit Agreement dated as of April 13, 1999, as amended (the "Credit Agreement")

Gentlemen:

          Reference is made to that certain Second Amendment to Credit Agreement dated as of May 15, 2000 entered into among the "Borrowers", "Guarantors", the "Lenders" and First Union National Bank, as "Administrative Agent" (each such term being defined in the Credit Agreement), such Second Amendment to Credit Agreement being referred to herein as the "Amendment".

          Pursuant to Sections A and C of the Amendment, the Borrowers and Lenders have agreed to a reduced maximum for certain Loans and Letter of Credit obligations of the Borrowers and certain interest and fees through July 17, 2000 and the Lenders agreed to waive and not to exercise certain rights and remedies under the Credit Agreement during the period commencing on May 15, 2000 through and including July 17, 2000 (the "Waiver Period"), subject to the conditions set forth in the Amendment.

          The Borrowers have requested (a) an extension of the Waiver Period through August 31, 2000 and (b) that the agreements set forth in Section C of the Amendment pertain to any "Event of Default" or "Default" (each as defined in the Credit Agreement) which may arise with respect to failure to comply with financial covenants for the period ending June 30, 2000 to the same extent as if set forth on Schedule I to the Amendment; and the Lenders hereby consent to extension of the Waiver Period through August 31, 2000 and extension of the benefit of the agreements in Section 3.C of the Amendment to the Event of Default or Default described in clause (b) above; provided that (i) this letter is executed and by each of the Lenders, Borrowers, Guarantors, and Administrative Agent and delivered by facsimile transmission to Bryan Krakauer and DeVerille Huston, Sidley & Austin, 312-853-7036 on or before July 14, 2000,
(ii) the period applicable under Section A of the Amendment be extended from July 17, 2000 through August 31, 2000, and (iii) the Borrowers pay on July 17, 2000, to the Administrative Agent, for the account of the respective Lenders in accordance with their pro rata shares of the "Commitments" based upon their respective "Commitment Percentage" (each as defined in the Credit Agreement) therein, a fee in the amount of one-eighth of one percent (0.125%) of the Commitments outstanding as of July 17, 2000, which fee shall be in addition to, and not in lieu of, all other interest and fees payable under the terms of the Credit Agreement.

          Except as expressly set forth above, (a) the execution and delivery of this letter shall in no way affect any right, power or remedy of the Administrative Agent or any Lender with respect to any Event of Default or Default or constitute a waiver of any provision of the Credit Agreement or any of the other "Credit Documents" (as defined in the Credit Agreement) and (b) the Credit Agreement, other Credit Documents, and all other documents, instruments, and agreements executed and/or delivered in connection therewith or pursuant thereto shall remain in full force and effect and are hereby ratified and confirmed.

          This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

          IN WITNESS WHEREOF, this letter has been duly executed and delivered as of July 14, 2000.

FIRST UNION NATIONAL BANK                    HARRIS  TRUST  AND  SAVINGS  BANK
as Administrative Agent and a Lender


By  /s/ Kent Davis                           By /s/ Mark W. Prescot
  ---------------------------------------      ---------------------------------
  Name: Kent Davis                            Name:  Mark W. Prescot
  Title: Vice President                       Title: Vice President


BANKONE, NA, f/k/a The First National Bank   THE NORTHERN TRUST COMPANY
of  Chicago


By /s/ Kevin L. Gillen                       By /s/ Clark Delanois
  ---------------------------------------      ---------------------------------
  Name: Kevin L. Gillen                       Name: Clark Delanois
  Title: Vice President                       Title: Vice President


BANK  OF  AMERICA,  N.A.                     COMERICA  BANK


By /s/ William S. Richards Jr.               By /s/ John L. Woods
  ---------------------------------------      ---------------------------------
  Name: William S. Richards Jr.               Name: John L. Woods
  Title: Vice President                       Title: Assistant Vice President


NATIONAL CITY BANK                           MICHIGAN  NATIONAL  BANK


By /s/ Frank F. Pagura                       By /s/ Robert A. Mulderrig
  ---------------------------------------      ---------------------------------
  Name: Frank F. Pagura                       Name: Robert A. Mulderrig
  Title: Senior Vice President                Title: Head of Asset Restructuring


Acknowledged, agreed and accepted this 14th day of July, 2000.


RACING CHAMPIONS, INC.,                      RACING  CHAMPIONS  SOUTH,  INC.,
an Illinois corporation                      a North Carolina corporation


By /s/ Curtis W. Stoelting                   By /s/ Curtis W. Stoelting
  ---------------------------------------      ---------------------------------
  Name: Curtis W. Stoelting                    Name: Curtis W. Stoelting
  Title:                                       Title:


RACING CHAMPIONS WORLDWIDE LIMITED,
a United Kingdom corporation


By /s/ Curtis W. Stoelting
  ---------------------------------------
  Name: Curtis W. Stoelting
  Title:

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
GUARANTORS:

               RACING  CHAMPIONS  CORPORATION,  a  Delaware  corporation
               GREEN'S  RACING  SOUVENIRS,  INC.,  a  Virginia  corporation
               RCNA  HOLDINGS,  INC.,  a  Delaware  corporation
               RACING CHAMPIONS ERTL, INC., f/k/a The ERTL Company, Inc., a Delaware corporation
               DIECAST  EXPRESS.COM,  INC.,  a  Delaware  corporation


               By /s/ Curtis W. Stoelting
                 ---------------------------------
                 Name: Curtis W. Stoelting
                 Title:







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